UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2022

Veritone, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38093	47-1161641
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2420 17th St., Office 3002, Denver, CO		80202
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (888) 507-1737

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	VERI	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended

transition period for complying with any new or revised financial accounting standards provided pursuant to Section13(a) of the Exchange Act.	☐

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

As previously reported, on August 9, 2022, the management and the audit committee (the “Audit Committee”) of the Board of Directors of Veritone, Inc. (the “Company”), after consideration of the relevant facts and circumstances, determined that the Company’s previously issued financial statements as of and for the three months ended March 31, 2022 should no longer be relied upon due to an error related to the calculation of fair value of contingent consideration at the time of the acquisition of PandoLogic Ltd., which led to an understatement of goodwill of $8.0 million, intangible assets of $6.0 million, and contingent consideration of $13.1 million at the time of the acquisition, and an overstatement of subsequent changes in the fair value of the contingent consideration of $6.6 million, and an understatement of subsequent intangible amortization expense of $0.3 million.  The restatement results in a non-cash charge that reduces general and administrative expenses and results in a favorable change to net loss for the three months ended March 31, 2022. The Company does not expect any of the changes described above to have an impact on its cash balances or liquidity. Any related press releases, stockholder communications, investor presentations or other communications describing relevant portions of the financial statements as of and for the three months ended March 31, 2022 should no longer be relied upon.

The Company will restate its prior period financial statements for the three months ended March 31, 2022 in an amendment to its Quarterly Report on Form 10-Q for the three months ended March 31, 2022 to be filed as soon as practicable.  The Company evaluated the aggregate effects of the errors to its previously issued financial statements in accordance with SEC Staff Accounting Bulletins No. 99 and No. 108 and, based upon quantitative and qualitative factors, determined that the errors were not material to the previously issued financial statements and disclosures included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 or for any quarterly periods included therein. The Company will adjust its consolidated balance sheet as of December 31, 2021 in order to correct this immaterial error in the amendment to its Quarterly Report on Form 10-Q for the three months ended March 31, 2022.  The Company will revise its consolidated financial statements as of and for the year ended December 31, 2021 when it files its Form 10-K for the period ended December 31, 2022.

Tables presenting the effects of these adjustments to the Company’s previously issued financial statements as of and for the three months ended March 31, 2022 and as of and for the year ended, December 31, 2021 have been attached to this report as Exhibit 99.1 and are incorporated herein by reference.

The Company’s management identified a material weakness in internal control over financial reporting relating to the appropriate oversight and sufficient review of the work performed by third-party specialists on the Company’s behalf and the coordination of work being performed by more than one specialist.  Such third-party specialists were used in the preparation of (i) the Company’s valuation of contingent consideration, (ii) the Company’s valuation of certain identified intangible assets and (iii) the Company’s purchase price allocation pursuant to ASC 805, Business Combinations, in connection with the acquisition of PandoLogic Ltd.

The Company’s management and the Audit Committee have discussed the matters disclosed in this Current Report on Form 8-K with Grant Thornton LLP, the Company’s independent registered public accounting firm.

Item 9.01. Financial Statements Exhibits

(d) Exhibits

Exhibit Number	Description

99.1

Revisions to the Company’s consolidated statement of operations for the three months ended March 31, 2022, December 31, 2021, and September 30, 2021 and the Company’s audited consolidated balance sheet as of December 31, 2022

104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Certain of these forward-looking statements can be identified by the use of words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “plan,” “should,” “could,” “estimate” or “continue” or the plural, negative or other variations thereof or comparable terminology are intended to identify forward-looking statements, and any statements that refer to expectations, projections or other characterizations of future events or circumstances are forward-looking statements. Such statements may include, but are not limited to, statements regarding the impact of the Company’s restatement of certain historical financial statements. These forward-looking statements speak only as of the date hereof, and are based on the management’s current assumptions, beliefs and information. As such, the Company’s actual results could differ materially and adversely from those expressed in any forward-looking statement as a result of various factors. Important factors that could cause such differences include the process of preparing the restated financial statements as of and for the three months ended March 31, 2022 or other subsequent events that would require the Company to make additional adjustments to its previously issued financial statements. In light of the significant uncertainties inherent in the forward-looking information included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the Company’s objectives or plans will be achieved. The forward-looking statements contained herein reflect the Company’s beliefs, estimates and predictions as of the date hereof, and the Company undertakes no obligation to revise or update the forward-looking statements contained herein to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events for any reason, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 12, 2022	Veritone, Inc.

	By:	/s/ Michael L. Zemetra
Michael L. Zemetra
Executive Vice President, Chief Financial Officer
and Treasurer